                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 17,2001


            CONSECO FINANCE FLOORPLAN RECEIVABLES MASTER TRUST 1996-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Minnesota                     33-62433             Applied for
---------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
     of incorporation)             file numbers)        identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           ---------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on September 17, 2001 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)      Exhibits.

                   The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                   Exhibit No.      Description
                   -----------      -----------

                     99.1           Monthly Report delivered to
                                    Certificateholders on
                                    September 17, 2001.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2001


                                     FLOORPLAN RECEIVABLES MASTER TRUST
                                     1996-1

                                     By  CONSECO FINANCE CORP
                                         as Servicer with respect to the Trust


                                     By: /s/ Phyllis A. Knight
                                         ----------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer